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                     VAN KAMPEN GOVERNMENT SECURITIES FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2009 -- SEPTEMBER 30, 2009

                                                                   Amount
                                       Offering       Total          of         % of     % of
                  Purchase/              Price       Amount        Shares     Offering   Funds
    Security        Trade     Size of     of           of         Purchased  Purchased   Total                       Purchased
    Purchased        Date    Offering   Shares      Offering       By Fund    By Fund   Assets       Brokers            From
----------------  ---------  --------  --------  --------------  ----------  ---------  ------  -----------------  -------------
   John Deere      06/02/09      -      $100.00  $   233,600,00  $3,450,000    1.477%    0.34%  Banc of            Banc of
   Owner Trust                                                                                  America            America
  2009 1.13155%                                                                                 Securities LLC,
  due 7/1/2010                                                                                  Citigroup Global
                                                                                                Markets Inc.,
                                                                                                BBVA Securities
                                                                                                Inc., Mitsubishi
                                                                                                UFJ Securities
                                                                                                (USA), Inc.,
                                                                                                Santander
                                                                                                Investment
                                                                                                Securities Inc.,
                                                                                                TD Securities
                                                                                                (USA) LLC

   Texas State     08/19/09      -      $100.00  $1,208,495,000  $9,300,000    0.770%    0.94%  Merrill Lynch &    Merrill Lynch
   5.517% due                                                                                   Co., Estrada
    4/1/2039                                                                                    Hinojosa &
                                                                                                Company, Inc.,
                                                                                                Loop Capital
                                                                                                Markets, LLC,
                                                                                                Southwest
                                                                                                Securities,
                                                                                                Jefferies &
                                                                                                Company,
                                                                                                Morgan Stanley &
                                                                                                Co.

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
                                                                                                Incorporated,
                                                                                                J.P. Morgan,
                                                                                                Piper Jaffray &
                                                                                                Co., Wachovia
                                                                                                Bank, National
                                                                                                Association

    Missouri       09/16/09      -      $100.00  $   404,375,00  $3,300,000    0.048%   0.340%  Merrill Lynch &    Merrill Lynch
   Highways &                                                                                   Co., Morgan
 Transportation                                                                                 Stanley & Co.
   Commission                                                                                   Incorporated,
   5.445% due                                                                                   Citigroup,
    5/01/2033                                                                                   George K. Baum &
                                                                                                Company, Loop
                                                                                                Capital Markets,
                                                                                                LLC, Valdes &
                                                                                                Moreno,
                                                                                                Incorporated,
                                                                                                Stifel,
                                                                                                Nicolaus &
                                                                                                Company,
                                                                                                Incorporated,
                                                                                                Edward Jones,
                                                                                                J.P. Morgan, RBC
                                                                                                Capital Markets,
                                                                                                Wachovia Bank,
                                                                                                National
                                                                                                Association
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